PRELIMINARY PROXY STATEMENT DATED APRIL 3, 2023

SUBJECT TO COMPLETION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PASSAGE BIO, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PASSAGE BIO, INC.

One Commerce Square

2005 Market Street, 39th Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2023

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Passage Bio, Inc. will be held via a virtual meeting. You will be able to participate in the 2023 Annual Meeting and vote during the 2023 Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/PASG2023 on Thursday, May 25, 2023 at 10:00 a.m. Eastern Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect three Class III directors, to serve a three-year term through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To approve the amendment and restatement of our amended and restated certificate of incorporation to permit the exculpation of our officers from personal liability for certain breaches of the duty of care.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 3, 2023 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. On or about April [●], 2023, we expect to mail to stockholders a Notice of Internet Availability of Proxy Materials (the Notice of Internet Availability) containing instructions on how to access our proxy statement for our 2023 Annual Meeting and our 2022 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, if desired.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders by contacting our investor relations team at investors@passagebio.com.

Your vote as a Passage Bio, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact our Corporate Secretary at investors@passagebio.com or, if you are a registered holder, our transfer agent, Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (800) 736-3001. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.

By Order of the Board of Directors,

William Chou, M.D,
President and Chief Executive Officer

Philadelphia, Pennsylvania

April [●], 2023

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on May 25, 2023: the Proxy Statement and our 2022 Annual Report on Form 10-K are available at www.ProxyVote.com. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

PASSAGE BIO, INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

PASSAGE BIO, INC.

One Commerce Square

2005 Market Street, 39th Floor

Philadelphia, PA 19103

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

April [●], 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Passage Bio, Inc. (Passage Bio or the Company) for use at Passage Bio’s 2023 Annual Meeting of Stockholders (Annual Meeting) to be held via a virtual meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/PASG2023 on Thursday, May 25, 2023 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual Annual Meeting.

We are making this proxy statement, the accompanying form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2022 first available to stockholders on or about April [●], 2023. An electronic copy of this proxy statement and Annual Report on Form 10-K are available at https://investors.passagebio.com/financials-and-filings/sec-filings.

Internet Availability of Proxy Materials

Under rules adopted by the U.S. Securities and Exchange Commission (the SEC), we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies to each stockholder. On or about April [●], 2023, we expect to send to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Annual Meeting

At the Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 3, 2023, the record date, will be entitled to vote at the Annual Meeting. At the close of business on April 3, 2023, [●] shares of common stock were outstanding and entitled to vote.

The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the record date must be present or represented by proxy at the Annual Meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote online at the virtual Annual Meeting or if you have properly submitted a proxy.

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GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 3, 2023, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 3, 2023, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 3, 2023, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the Annual Meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast at the Annual Meeting. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one, two or all of the nominees or “WITHHOLD” your vote with respect to one, two or all of the nominees. A “WITHHOLD” will have the same effect as an abstention. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the number of the votes cast “FOR” the proposal exceeds the number of votes “AGAINST” the proposal. The affirmative vote of the holders of a majority of the voting power of all the outstanding shares of our capital stock entitled to vote at the annual meeting is required to approve the Amended and Restated Certificate of Incorporation. Shares that are voted “abstain” are treated as the same as voting “against” this proposal.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on non-routine matters in the absence of instructions from the beneficial owner of the stock (broker non-vote). At this meeting, only the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is considered a routine matter. The other proposals presented at the Annual Meeting are non-routine matters, and therefore a broker may not vote on these matters absent instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors, or the ratification of the appointment of KPMG LLP, but will have the effect of an "against" vote for the proposal to approve the Amended and Restated Certificate of Incorporation. Abstentions are voted neither “for” nor “against” a matter, and, therefore, will have no effect on the election of directors or the ratification of the appointment of KPMG LLP, but will have the effect of an “against” vote for the proposal to approve the Amended and Restated Certificate of Incorporation. Abstentions will also be counted in the determination of a quorum.

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Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class III directors named in this proxy statement (Proposal 1), FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2), and FOR the approval of the amendment to our Certificate of Incorporation (Proposal 3).

None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote online at the Annual Meeting – attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/PASG2023. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;

•	vote through the internet or by telephone – in order to do so, please follow the instructions shown on your proxy card or Notice of Internet Availability; or

•	vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the Annual Meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 24, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. If your shares are held in an account with a brokerage firm, bank or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in street name will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may withhold your vote from any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

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If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card or Notice of Internet Availability and vote each proxy card by telephone, through the internet or by mail. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•	signing and delivering a proxy bearing a later date;

•	voting again through the internet or by telephone; or

•	attending and voting online at the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/PASG2023 (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the internet;

•	instruct us to mail paper copies of our current or future proxy materials to you; and

•	instruct us to send our current or future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

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Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at https://investors.passagebio.com/corporate-governance/documents-and-charters.

Board Composition and Leadership Structure

Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its chairperson in any way that it considers in the best interests of our company, and that the Nominating and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations to the Board of Directors with respect thereto as the Nominating and Governance Committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and Chief Executive Officer are held by the same person, the independent directors may designate a “lead independent director.” In cases in which the chairperson and Chief Executive Officer are the same person, the chairperson schedules and sets the agenda for meetings of the Board of Directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the Board of Directors from time to time.

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (William Chou, M.D. and Maxine Gowen, Ph.D., respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Any changes to the leadership structure of our Board of Directors, if made, will be promptly disclosed on the Investor Relations section of our website and in our proxy materials. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of our Board of Directors.

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Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, employees, service providers, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our Company plays a part in managing these risks, oversight responsibility is shared by our Board of Directors, our Audit Committee, and management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at least quarterly at Board of Director meetings where they discuss strategy and oversight on areas of material risk to the Company, including operational, research and development activities, financial, legal and regulatory, competitive, and strategic and reputational risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk.

The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures and certain corporate, cybersecurity, legal and regulatory risks. On an annual basis, our Audit Committee reviews the management team’s assessment of business risk, compliance risks and disclosure control and procedure risks, with an emphasis on short-term and intermediate-term risks, and summarizes and discusses these risks with our Board of Directors. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to corporate governance and the management of certain corporate, legal and regulatory risks, including environmental, social and corporate governance matters.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director”. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act).

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Athena Countouriotis, Maxine Gowen, Saqib Islam, Michael Kamarck, Sandip Kapadia, Derrell Porter and Tom Woiwode, representing seven of our eight incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

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Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on the investor relations section of our website at https://investors.passagebio.com/corporate-governance/documents-and-charters.

Audit Committee

Our Audit Committee is composed of Mr. Islam, Mr. Kapadia, and Dr. Porter. Mr. Kapadia is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Kapadia is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

•	selecting and hiring our independent registered public accounting firm;

•	the qualifications, independence and performance of our independent auditors;

•	the preparation of the audit committee report to be included in our annual proxy statement;

•	our compliance with certain legal and regulatory requirements, including disclosure controls;

•	assisting the Board of Directors with risk assessment and management, including cybersecurity risk management;

•	our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and

•	reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is composed of Dr. Countouriotis, Dr. Gowen and Dr. Woiwode. Dr. Countouriotis is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;

•	evaluating and recommending non-employee director compensation arrangements for determination by the Board;

•	administering our cash-based and equity-based compensation plans; and

•	overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

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The Compensation Committee engaged an independent executive compensation consulting firm, Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford) (Aon), effective until June 2022, to evaluate our executive compensation and Board of Directors compensation program and practices and to provide advice and ongoing assistance. Specifically, Aon was engaged to:

•	provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;

•	review and assess our current Board of Directors, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;

•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and

•	review market practices regarding base salary, bonus and equity programs.

The Compensation Committee engaged an independent executive compensation consulting firm, Pearl Meyer and Partners, LLC., (“Pearl Meyer”), starting in June 2022, to evaluate our executive compensation and Board of Directors compensation program and practices and to provide advice and ongoing assistance on these matters. Specifically, Pearl Meyer was engaged to:

•	review and assess the compensation provided to our Chief Executive Officer appointed during the fiscal year.

Representatives of Aon or Pearl Meyer met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2022, Aon or Pearl Meyer worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee has determined that none of the work performed by Aon or Pearl Meyer during the fiscal year ended December 31, 2022 raised any conflict of interest.

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Dr. Gowen, Dr. Kamarck and Dr. Porter. Dr. Gowen is the Chair of our Nominating and Governance Committee. Our Nominating and Governance Committee is responsible for, among other things:

•	identifying, considering and recommending candidates for membership on our Board of Directors;

•	overseeing the process of evaluating the performance of our Board of Directors; and

•	advising our Board of Directors on corporate governance matters, including environmental, social and governance issues.

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Codes of Conduct and Ethics

Our Board of Directors has adopted a code of conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings to the extent required by the applicable rules. The full text of our code of conduct and ethics is posted on the investor relations section of our website at https://investors.passagebio.com/corporate-governance/documents-and-charters.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds.

Compensation Committee Interlocks and Insider Participation

During 2022, Dr. Countouriotis, Dr. Gowen and Dr. Woiwode served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2022.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors held eleven meetings including telephonic meetings; the Audit Committee held five meetings; the Compensation Committee held six meetings; and the Nominating and Governance Committee held five meetings. During 2022, each director other than Saqib Islam attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. Six of the seven members of our Board of Directors attended our 2022 Annual Meeting of Stockholders.

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Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Passage Bio, Inc.

c/o Corporate Secretary

One Commerce Square

2005 Market Street, 39th Floor

Philadelphia, PA 19103

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages the selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time-to-time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

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Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our Amended and Restated Bylaws (the Bylaws). Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Passage Bio, Inc., One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information regarding the nominee and proposing stockholder as specified in the Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.” In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

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PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class III will stand for election at this Annual Meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2024 and 2025, respectively. Our Nominating and Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Dr. Countouriotis, Mr. Islam, and Mr. Kapadia, each an incumbent Class III director, for election as Class III directors at the Annual Meeting. At the recommendation of our Nominating and Governance Committee, our Board of Directors proposes that each of the Class III nominees be elected as a Class III director for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one, two or all of the nominees or “WITHHOLD” your vote with respect to one, two or all of the nominees. A “WITHHOLD” vote will have the same effect as an abstention. Shares represented by proxies will be voted “FOR” the election of each of the Class III nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of December 31, 2022 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Athena Countouriotis, M.D. (1)	51	Class III Director
Saqib Islam (2)	53	Class III Director
Sandip Kapadia (3)	52	Class III Director

(1)	Chairperson of our Compensation Committee
(2)	Member of our Audit Committee
(3)	Chairperson of our Audit Committee

Athena Countouriotis, M.D. has served as a member of our Board of Directors since February 2020. Dr. Countouriotis has served as Chief Executive Officer of Avenzo Therapeutics since October 2022. Dr. Countouriotis served as Chief Executive Officer and a member of the Board of Directors of Turning Point Therapeutics Inc. from September 2018 to August 2022, and from May 2018 to September 2018, she served as Chief Medical Officer of Turning Point Therapeutics. Dr. Countouriotis served as Senior Vice President and Chief Medical Officer for Adverum Biotechnologies, Inc. from June 2017 to May 2018, and before that served as Senior Vice President, Chief Medical Officer of Halozyme Therapeutics, Inc. from January 2015 to May 2017. Dr. Countouriotis also served as Chief Medical Officer of Ambit Biosciences Corporation from February 2012 until Ambit’s acquisition by Daiichi Sankyo Company in November 2014. Earlier in her career, Dr. Countouriotis led various clinical development organizations within Pfizer Inc. and Bristol-Myers Squibb Company for oncology therapeutics. Dr. Countouriotis currently serves on the Board of Directors of Iovance Biotherapeutics, Inc., a public oncology therapeutics company, Recludix Therapeutics, Inc., a private oncology therapeutics company, Leal Therapeutics, Inc., a private central nervous system diseases company, and Capstan Therapeutics, Inc, a private cell therapy company. Dr. Countouriotis previously served on the Board of Directors of Cardiff Oncology, a public oncology therapeutics company, from 2017 – 2020. Dr. Countouriotis earned a B.S. from the University of California, Los Angeles, and an M.D. from Tufts University School of Medicine. Dr. Countouriotis received her initial training in pediatrics at the University of California, Los Angeles, and additional training at the Fred Hutchinson Cancer Research Center in the Pediatric Hematology/Oncology Program. We believe that Dr. Countouriotis is qualified to serve on our Board of Directors due to her broad oncology biotech leadership experience and history of guiding multiple development programs to approval.

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Saqib Islam has served as a member of our Board of Directors since March 2019. Mr. Islam has served as Chief Executive Officer and a member of the Board of Directors of SpringWorks Therapeutics, Inc., a biopharmaceutical company, since August 2018, and from August 2017 to August 2018, he served as Chief Financial Officer and Chief Business Officer of SpringWorks. From February 2016 to August 2017, Mr. Islam served as Chief Business Officer at Moderna Therapeutics, Inc., a biotechnology company. From February 2013 to February 2016, Mr. Islam served as Executive Vice President, Chief Strategy and Portfolio Officer at Alexion Pharmaceuticals, Inc., a pharmaceutical company. Prior to joining Alexion, Mr. Islam worked for more than 25 years in international business management with a focus on business development, strategic decision-making and planning and capital markets, previously holding managing director positions at Morgan Stanley and Credit Suisse. Mr. Islam currently serves on the Board of Directors of ARS Pharmaceuticals, Inc., a publicly traded biotechnology company. Mr. Islam received a B.A. in Communications from McGill University and a J.D. from Columbia Law School. We believe that Mr. Islam is qualified to serve on our Board of Directors due to his experience and expertise in operations management and executive leadership at various biopharmaceutical and biotechnology companies.

Sandip Kapadia has served as a member of our Board of Directors since December 2019. Mr. Kapadia has served as the Chief Financial Officer of Harmony Biosciences Holdings, Inc. since March 2021. Mr. Kapadia previously served as the Chief Financial Officer for Intercept Pharmaceuticals, Inc. from July 2016 to March 2021. Previously, Mr. Kapadia served in various leadership capacities within finance over 19 years at Novartis International AG and Novartis affiliates in the United Kingdom, Netherlands, Switzerland and the U.S. Mr. Kapadia currently serves on the Board of Directors of Molecular Partners AG and Vective Bio AG, both public companies. Mr. Kapadia received a B.S. in Accounting from Montclair State University and an M.B.A. from Rutgers University, and is also a U.S. Certified Public Accountant. We believe that Mr. Kapadia is qualified to serve on our Board of Directors due to his leadership experience in the biopharmaceutical industry and finance expertise.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of December 31, 2022 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
William Chou, M.D.	50	Class I Director
Maxine Gowen, Ph.D. (1)(2)	65	Class II Director
Michael Kamarck, Ph.D (3)	71	Class I Director
Derrell Porter, M.D. (3) (4)	52	Class I Director
Thomas Woiwode, Ph.D. (1)	51	Class II Director

(1)	Member of our Compensation Committee
(2)	Chairperson of our Nominating and Governance Committee
(3)	Member of our Nominating and Governance Committee
(4)	Member of our Audit Committee

William Chou, M.D. has served as our Chief Executive Officer and member of our Board of Directors since October 2022. Dr. Chou is an accomplished executive with nearly 20 years of healthcare experience across a range of development and commercialization roles. Dr. Chou previously served as CEO of Aruvant Sciences (Aruvant), a clinical-stage biopharmaceutical company focused on developing gene therapies for rare disease, from November 2019 to October 2022. Prior to joining Aruvant, from May 2008 to October 2019, Dr. Chou served in a variety of leadership roles at Novartis Pharma AG (Novartis), including Vice President and Global Disease Lead for Novartis’ Cell and Gene Therapy where he oversaw the global commercial launch of Kymriah®, the first CAR-T cell therapy. Prior to that role, Dr. Chou led the Kymriah® lymphoma clinical development program to approvals in the United States, Europe, Australia, Canada and Japan. Before joining Novartis, Dr. Chou worked at the Boston Consulting Group where he focused on commercial and clinical pharmaceutical strategy. Dr. Chou holds an MBA from the Yale School of Management, an MD from the University of Pittsburgh School of Medicine, and an AB in politics and economics from Princeton University. Dr. Chou completed his residency in internal medicine at Yale New Haven Hospital and his fellowship in geriatrics at Yale University.

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Maxine Gowen, Ph.D. has served as a member of our Board of Directors since February 2021, and as Chairwoman of the Board since September 2021. Dr. Gowen served as Chief Executive Officer of Tamuro Bio from July 2019 to December 2021. Dr. Gowen served as the founding President and Chief Executive Officer of Trevena, Inc. from 2007 to October 2018, and served as a member of Trevena’s Board of Directors from 2008 to 2021. Dr. Gowen previously held a variety of leadership roles at GlaxoSmithKline over a period of 15 years. She also currently serves on the boards of directors for Aceragen Inc., Merus N.V., and Aclaris Therapeutics, Inc., each a public biotechnology company, as well as one private company. Dr. Gowen previously served on the Board of Directors and executive committee of BIO, an industry association, from 2008 – 2022, the Board of Directors of Akebia Therapeutics, Inc from 2014 – 2021, the Board of Directors and executive committee of Trevena, Inc from 2008 – 2021, and the Board of Directors and executive committee of Life Sciences Pennsylvania, an industry association from 2016 - 2021. Dr. Gowen received a B.Sc. in biochemistry from the University of Bristol, U.K., a Ph.D. in cell biology from the University of Sheffield, U.K., and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Dr. Gowen is qualified to serve on our Board of Directors due to her leadership experiences in the life science and pharmaceutical industry.

Michael Kamarck, Ph.D., has served as a member of our Board of Directors since July 2022. Dr. Kamarck is the Chairman of the Sanofi Biotech Advisory Council, providing strategic guidance to advance Sanofi’s biologicals business. He recently retired as Chief Technology Officer for Vir Biotechnology, Inc., where he led a multi-modality technical approach to the development of treatments of serious infectious diseases such as COVID-19 (sotrovimab), influenza and hepatitis B, from June 2017 to July 2021. Prior to joining Vir, Dr. Kamarck was the Senior Vice President of Global Vaccines and Biologics Manufacturing and President of Merck BioVentures from December 2009 to March 2012. In this role, he was responsible for the worldwide manufacturing network in support of the vaccine portfolio and biologics businesses. Dr. Kamarck also held numerous senior executive positions at Wyeth Pharmaceuticals, including President, Technical Operations and Product Supply as a member of the Wyeth Management Team. While with Wyeth, he was responsible for establishing a global biotechnology network of more than 10,000 employees to develop and manufacture numerous blockbuster products, including building the manufacturing infrastructure to deliver the global supply of Prevnar 13® and Enbrel®. Dr. Kamarck also spent 16 years at Bayer AG serving in numerous roles, including Senior Vice President of Operations for Bayer Biologicals. He has authored more than 50 peer-reviewed publications and has 20 issued patents. He currently serves on the Board of Directors of Vaxcyte, Inc., a public company and previously served on the Board of Directors of Trillium Therapeutics, Inc from 2020 – 2021. Dr. Kamarck holds a Ph.D. in biochemistry from the Massachusetts Institute of Technology and a bachelor’s degree in biology from Oberlin College. We believe that Dr. Kamarck is qualified to serve on our Board of Directors due to his extensive expertise and leadership in biopharmaceutical product development and manufacturing.

Derrell D. Porter, M.D. has served as a member of our Board of Directors since May 2021. Dr. Porter has served as Founder & CEO at Cellevolve Bio, Inc., a privately held biotechnology company, since December 2020. Prior to that, Dr. Porter served as SVP and Head of Commercial at Atara Biotherapeutics, Inc. from May 2017 to October 2019. Prior to joining Atara, Dr. Porter served as a Vice President with Gilead Sciences from April 2013 to May 2017, where he was responsible for corporate strategy, commercial planning, and global launch preparation for all of Gilead’s therapeutic areas. Previously, Dr. Porter was at AbbVie and Amgen, where he served in multiple US, EU and global roles of increasing responsibility in strategy, corporate development, business unit management, and sales & marketing. Dr. Porter began his career at McKinsey & Company in Los Angeles as part of the West Coast Health Care Practice. Dr. Porter currently serves on the boards of directors of several private companies. He currently serves on the Board of Directors of Acumen Pharmaceuticals, Inc., a public company and several private companies. Dr. Porter holds an M.D. from the University of Pennsylvania, where he was a Twenty First Century Scholar, an M.B.A. from The Wharton School and a Bachelor’s degree in neuroscience from UCLA. We believe Dr. Porter is qualified to serve on our Board of Directors due to his biopharmaceutical, corporate development and global marketing experience.

Thomas Woiwode, Ph.D. has served as a member of our Board of Directors since September 2018. Dr. Woiwode has served in various roles at Versant Venture Management, LLC, a healthcare investment firm, since 2002, including serving as a Managing Director since July 2014. He also served as the Chief Operating Officer of Okairos AG, a biopharmaceutical company developing genetic vaccines for major infectious diseases, from April 2011 until May 2013 when it was acquired by GlaxoSmithKline plc. Prior to Okairos, Dr. Woiwode co-founded EuroVentures, a wholly owned biotechnology incubator within Versant Ventures, and in this role, served as the founding Chief Business Officer for three biotechnology companies created within Versant Ventures. Before joining Versant Ventures, Dr. Woiwode served as a Research Scientist at XenoPort, Inc., a biopharmaceutical company. He currently serves on the Boards of Directors of Aligos Therapeutics, Inc., Vectiv Bio Holdings AG and Tempest Therapeutics, Inc., as well as several private companies. He previously served on the Board of Directors of Audentes Therapeutics, Inc., Adverum Biotechnologies, Inc., Gritstone Oncology, Inc. and CRISPR Therapeutics AG, each publicly traded biotechnology companies. Dr. Woiwode holds a B.A. in English and a B.S. in Chemistry from the University of California, Berkeley and a Ph.D. in Chemistry from Stanford University. We believe that Dr. Woiwode is qualified to serve on our Board of Directors due to his educational background, experience as a board member and senior executive of biotechnology and pharmaceutical companies, and experience as an investor in new life sciences companies.

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Family Relationships

There are no familial relationships among any of our directors and executive officers.

Board Diversity Matrix

Our Board of Directors and each of the standing committees of our Board of Directors has diverse representation. In addition, on our Board of Directors there are three directors who hold medical doctorates, three directors who hold doctorates in scientific fields and four directors who hold a master’s in business administration. The table below provides certain highlights of the composition of our Board of Directors as of the date of this Proxy Statement, as reported by our directors. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 3, 2023)
Total Number of Directors	8
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	1
Part II: Demographic Background
African American or Black		1
Asian		3
White	1	2
Did Not Disclose Demographic Background	1

Non-Employee Director Compensation

Our non-employee directors receive the following compensation pursuant to a program adopted by our Board of Directors:

•	Cash Compensation. The program currently provides an annual cash retainer of $40,000 to each non-employee director. Additionally, the Chair of our Board of Directors receives an additional annual payment of $30,000; the Chair of our Audit, Compensation and Nominating and Governance Committees receive an additional annual payment of $15,000, $10,000 and $8,000 respectively; and the members of our Audit, Compensation and Nominating and Governance Committees receive an additional annual payment of $7,500, $5,000 and $4,000, respectively. Cash compensation was paid quarterly in arrears and was pro-rated for partial quarters served.

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•	Equity Compensation. Each new, non-employee director who joins our Board of Directors will receive an initial option grant for the purchase of 48,000 shares of our common stock upon election to our Board of Directors. Equity awards for new directors will vest in equal monthly installments for three years after the grant date if the director has served continuously as a member of our Board of Directors through the applicable vesting date. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will receive an option grant for the purchase of 24,000 shares of our common stock, or such other amount as determined by our Board of Directors. Annual equity grants for directors will vest on the one year anniversary after the grant date if the director has served continuously as a member of our Board of Directors through the applicable vesting date. In addition, equity awards for non-employee directors will vest in full in the event that we are subject to a change in control or upon certain other events. Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending board and committee meetings.

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2022. Neither Dr. Goldsmith, our former President and Chief Executive Officer, nor Dr. Chou, our President and Chief Executive Officer, received compensation for their service as directors during 2022.

	Fees Earned or
	Paid in	Option
Name	Cash ($)	Awards(3) ($)	Total ($)
Athena Countouriotis, M.D.	48,750	31,094	79,844
Maxine Gowen, Ph.D. (1)	182,886	83,752	266,638
Saqib Islam	47,500	31,094	78,594
Michael Kamarck, Ph.D.	22,000	89,466	111,466
Sandip Kapadia	55,000	31,094	86,094
Derrell Porter, M.D.	51,500	31,094	82,594
Tom Woiwode, Ph.D.	48,029	31,094	79,123
Liam Ratcliffe, M.D., Ph.D. (2)	8,764	-	8,764

(1)	Dr. Gowen received $106,667 in cash compensation and an option award for the purchase of 40,000 shares of our common stock for service as the Company’s Interim Executive Chairwoman.
(2)	Dr. Ratcliffe resigned from our Board on March 7, 2022.
(3)	The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors during the year ended December 31, 2022, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the stock options reported in this column are set forth in Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our directors from the stock options. For information regarding the number of stock options held by each non-employee director as of December 31, 2022, see the table below.

Name	Option Awards
Athena Countouriotis, M.D.	74,754
Maxine Gowen, Ph.D. (4)	102,378
Saqib Islam	140,057
Michael Kamarck, Ph.D. (5)	48,000
Sandip Kapadia	121,828
Derrell Porter, M.D.	57,836
Tom Woiwode, Ph.D.	74,754
Liam Ratcliffe, M.D., Ph.D. (6)	0

(4)	For the year ended December 31, 2022, Dr. Gowen received an option award for the purchase of 40,000 shares of our common stock for service as the Company’s Interim Executive Chairwoman and Dr. Gowen received an option award for the purchase of 24,000 shares of our common stock for annual director grants. Such amounts are included within the tables above.
(5)	For the year ended December 31, 2022. Dr. Kamarck received an option award for the purchase of 48,000 shares of common stock upon appointment to our Board of Directors, which is included within the table above.
(6)	Dr. Ratcliffe resigned from our Board on March 7, 2022. All previously held option awards for the purchase of our common stock expired.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS III DIRECTORS.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2023. KPMG LLP audited our financial statements for the fiscal years ended December 31, 2022 and 2021. We expect that representatives of KPMG LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2022	Fiscal Year 2021
Audit fees (1)	$490,000	$535,000
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—
Total fees	$490,000	$535,000

(1)	“Audit fees” include fees for professional services provided by KPMG LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements. Included in the Audit fees for fiscal year 2022 are $65,000 of fees in connection with registration statements under Form S-3 and Form S-8. Included in Audit fees for 2021 are $150,000 of fees in connection with registration statements under Form S-3 and Form S-8.

(2)	There were no “Audit-related fees” for fiscal years 2022 and 2021.

(3)	There were no “Tax fees” for fiscal years 2022 and 2021.

(4)	There were no other fees incurred in fiscal years 2022 or 2021.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

Section 102(b)(7) of the General Corporation Law of the State of Delaware was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Our Board of Directors believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.

The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board of Directors believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A, and recommends that our stockholders vote “FOR” the proposed amendment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

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REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and KPMG LLP our audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Saqib Islam

Sandip Kapadia, Chair

Derrell Porter

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 15, 2023, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 54,617,523 shares of our common stock outstanding on March 15, 2023. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 15, 2023 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Passage Bio, Inc., One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percent
5% Stockholders
Frazier Life Sciences IX, L.P. (1)	3,756,915	6.9%
Lynx1 Capital Management LP (2)	3,355,917	6.1%
OrbiMed and affiliated entities (3)	8,931,999	16.4%
Versant Ventures and affiliated entities (4)	4,959,769	9.1%
Directors and Named Executive Officers:
William Chou, M.D. (5)	12,679	*	%
Athena Countouriotis (6)	69,654	*	%
Maxine Gowen, Ph.D. (7)	64,706	*	%
Saqib Islam (8)	121,057	*	%
Michael Kamarck, Ph.D (9)	13,333	*	%
Sandip Kapadia (10)	88,497	*	%
Derrell Porter, M.D. (11)	21,617	*	%
Tom Woiwode, Ph.D. (12)	5,010,523	9.2%
Edgar B. (Chip) Cale (13)	617,996	1.1%
Alex Fotopoulos (14)	617,594	1.1%
Simona King (15)	257,436	*	%
Bruce Goldsmith, Ph.D. (16)	2,514,997	4.4%
Monika (Maria) Toernsen (17)	116,789	*	%
All executive officers and directors as a group (12 persons) (18)	7,042,061	12.4%

20

*	Represents beneficial ownership of less than one percent.

(1)	Based solely on a Schedule 13D/A filed on August 15, 2022. Represents 3,756,915 shares of common stock held by Frazier Life Sciences IX, L.P. (“Frazier Life Sciences”), of which FHMLS IX, L.P. (“FHMLS L.P.”) is the general partner. FHMLS IX, L.L.C. (“FHMLS LLC”) is the general partner of FHMLS L.P. Patrick Heron, and James N. Topper are the members of FHMLS LLC and therefore share voting and investment power over the shares held by Frazier Life Sciences. The address of Frazier Life Sciences is c/o Frazier Healthcare Partners, 601 Union Street, Suite 3200, Seattle, WA 98101.
(2)	Based solely on a Schedule 13G/A filed on February 14, 2023. Represents (a) 3,355,917 shares of common stock held by Lynx1 Capital Management LP. The address for Lynx1 Capital Management LP is 151 Calle de San Francisco, Suite 200, PMB 1237, San Juan, PR 00901-1607.
(3)	Based solely on a Schedule 13D/A filed on May 5, 2022. Represents (i) 6,841,423 shares of common stock held by OrbiMed Private Investments VII, LP (“OPI VII”) and (ii) 2,090,576 shares of common stock held by Worldwide Healthcare Trust PLC (“WWH”). OrbiMed Capital GP VII LLC (“OrbiMed GP”) is the general partner of OPI VII and OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed GP. OrbiMed Capital LLC (“OrbiMed Capital”) is the investment advisor of WWH. As a result, OrbiMed Capital has the power to direct the vote and disposition of the Shares held by WWH and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the Shares held by WWH. OrbiMed Capital disclaims any beneficial ownership over the shares of the other Reporting Persons. Carl Gordon, Ph.D., Sven H. Borho and W. Carter Neild are members of each of OrbiMed Capital and OrbiMed Advisors. The address for each of the OrbiMed Advisors and OrbiMed Capital is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(4)	Based solely on a Schedule 13D filed on March 13, 2020. Represents (i) 4,026,417 shares of common stock beneficially owned by Versant Venture Capital VI, L.P. (“VVC VI”), and (ii) 933,352 shares of common stock beneficially owned by Versant Vantage I, L.P. (“VV I”). Versant Ventures VI GP, L.P. (“VV VI GP”) is the general partner of VVC VI, and Versant Ventures VI GP-GP, LLC (“VV VI GP-GP”) is the general partner of VV VI GP. Each of Bradley J. Bolzon, Jerel C. Davis, Kirk G. Nielsen, Clare Ozawa, Robin L. Praeger and Tom Woiwode Ph.D., as managing members of VV VI GP-GP, may be deemed to share voting and dispositive power over the shares held by VVC VI. Versant Vantage I GP, L.P. (“VV I GP”) is the general partner of VV I, and Versant Vantage I GP-GP, LLC (“VV I GP-GP”) is the general partner of VV I GP. Each of Bradley J. Bolzon, Jerel C. Davis, Clare Ozawa, Robin L. Praeger and Dr. Woiwode, as managing members of VV I GP- GP, may be deemed to share voting and dispositive power over the shares held by VV I. Dr. Woiwode is a Managing Director at Versant Ventures and a member of our Board of Directors, and may be deemed to have voting or dispositive power with respect to any of the above referenced shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their respective pecuniary interest therein. The address for VVC VI and VV I is One Sansome Street, Suite 1650, San Francisco, CA 94104.
(5)	Represents 12,679 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(6)	Represents (i) 18,900 shares of common stock and (ii) 50,754 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(7)	Represents 64,706 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(8)	Represents (i) 5,000 shares of common stock and (ii) 116,057 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(9)	Represents 13,333 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(10)	Represents 88,497 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(11)	Represents 21,617 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(12)	Represents (i) 50,754 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023, (ii) 4,026,417 shares of common stock beneficially owned by VVC VI, and (iii) 933,352 shares of common stock beneficially owned by VV I. Dr. Woiwode, as a managing member of VV VI GP-GP and VV I GP-GP, may be deemed to share voting and dispositive power over the shares held by VVC VI and VV I, respectively. Dr. Woiwode is a Managing Director at Versant Ventures and a member of our Board of Directors and may be deemed to have voting or dispositive power with respect to any of the above referenced shares. Dr. Woiwode disclaims beneficial ownership of all applicable shares except to the extent of their respective pecuniary interest therein. See footnote 4 above.

(13)	Represents (i) 11,341 shares of common stock and (ii) 606,655 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(14)	Represents (i) 20,245 shares of common stock and (ii) 597,349 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(15)	Represents (i) 251,186 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023, and (ii) 6,250 restricted stock units vesting within 60 days of March 15, 2023.
(16)	Represents (i) 15,965 shares of common stock and (ii) 2,499,032 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(17)	Represents (i) 8,082 shares of common stock and (ii) 108,707 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023.
(18)	Represents (i) 5,018,337 shares of common stock and, (ii) 2,017,474 shares underlying options to purchase common stock that are exercisable within 60 days of March 15, 2023, and, (iii) 6,250 restricted stock units vesting within 60 days of March 15, 2023.

21

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2023:

Name	Age	Position(s)
William Chou, M.D.	50	President, Chief Executive Officer and Director
Edgar B. (Chip) Cale	59	General Counsel and Corporate Secretary
Mark Forman, Ph.D.	59	Chief Medical Officer
Alex Fotopoulos	54	Chief Technical Officer
Simona King	51	Chief Financial Officer

William Chou, M.D. has served as our President and Chief Executive Officer and as a member of our Board of Directors since October 2022. Dr. Chou’s biographical information is set forth above under the heading “Proposal No. 1 – Election of Class III Directors – Continuing Directors”.

Edgar B. (Chip) Cale has served as our General Counsel since September 2019 and Corporate Secretary since December 2019. From June to October 2022, Mr. Cale also served as our interim Chief Executive Officer. From June 1998 to July 2019, Mr. Cale served in various senior leadership roles at GlaxoSmithKline plc, a multinational pharmaceutical company, most recently as Senior Vice President, Legal Corporate Functions. Prior to this, Mr. Cale also served as Vice President, and head of legal support for GSK’s worldwide business development, and Vice President, General Counsel of GSK Vaccines. Prior to that, Mr. Cale served as a corporate and securities lawyer supporting emerging growth companies in the life science and technology industries at Venture Law Group LLP and Brobeck, Phleger & Harrison LLP. Mr. Cale received a B.A. in Biology from the University of Pennsylvania and a J.D. from the University of California, Berkeley.

Mark Forman, M.D., Ph.D. has served as our Chief Medical Officer since July 2021. Dr. Forman is a neuropathologist and neuroscientist with deep expertise in development of drugs for neurological and psychiatric disorders. From January 2021 to July 2021, Dr. Forman led the Alzheimer’s Drug Discovery Foundation (ADDF) Scientific Affairs team that oversees their drug discovery and drug development portfolio. Prior to joining the ADDF, Dr. Forman was Vice President at Acadia Pharmaceuticals from March 2019 to January 2021, where he was Head of Translational Medicine, responsible for preclinical and early clinical development and contributed to the development of pimavanserin for the treatment of hallucinations and delusions associated with dementia-related psychosis and trofinetide for Rett syndrome. Dr. Forman also spent 12 years at Merck where he was Executive Director and Neuroscience Lead in Translational Medicine, responsible for the neuroscience portfolio in early clinical development including contributions to the development of more than 20 novel therapeutics and multiple New Drug Applications. Dr. Forman has been a member of scientific advisory board for Biomarkers and Treat FTD at the Association for Frontotemporal Dementia since 2012. Dr. Forman received his Ph.D. at Rockefeller University, M.D. at Duke University and a B.S. at Yale University.

22

Alex Fotopoulos has served as our Chief Technical Officer since July 2019. From November 2017 to July 2019, Mr. Fotopoulos served as Senior Vice President, Technical Operations, Gene Therapy of Ultragenyx Pharmaceutical Inc., a biopharmaceutical company. From May 2016 to November 2017, Mr. Fotopoulos served as Senior Vice President, Technical Operations of Dimension Therapeutics, Inc., a biotechnology company, which was acquired by Ultragenyx Pharmaceutical Inc., focusing on the development of gene therapy for rare diseases associated with the liver and caused by genetic mutations. From August 2011 to May 2016, Mr. Fotopoulos served in various senior leadership roles at Momenta Pharmaceuticals, Inc., a biotechnology company, including Vice President, Technical Operations and Senior Director, Technical Operations. Prior to that, Mr. Fotopoulos served for 18 years in various senior leadership roles at Biogen, Inc., a biotechnology company, including Senior Director, Global Manufacturing Engineering and Director, Global Engineering Technology. Mr. Fotopoulos received a Diploma in Chemical Engineering at the National Technical University of Athens, Greece, a M.Sc. in Chemical Engineering from Tufts University, and a M.B.A. in General Management from the F.W. Olin Graduate School of Business at Babson College.

Simona King has served as our Chief Financial Officer since August 2021. From September 2020 to June 2021, Ms. King served as Chief Financial Officer of Tmunity Therapeutics, a private biotherapeutics company. From July 2019 to September 2020, she served as Vice President of Financial Planning and Analysis and Assistant Treasurer of Emergent BioSolutions. From September 2000 to April 2020, Ms. King worked at Bristol Myers Squibb, holding a number of finance roles of increasing responsibility across most functional aspects of the organization, including mergers and acquisitions, R&D, commercial and manufacturing, eventually leading the company’s global financial processes as Executive Director of Corporate Financial Planning and Analysis. Ms. King is a Certified Public Accountant. She currently serves on the global advisory board of the Healthcare Businesswomen’s Association (HBA). Ms. King earned her B.A. in economics at Kalamazoo College, and her M.B.A. in finance from Columbia Business School. She also has a diploma in African Studies from the University of Cape Town, where she attended as a Rotary Ambassadorial Scholar.

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EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2022 and 2021. These executive officers, which consist of individuals who served as principal executive officers during the year ended December 31, 2022, our two most highly-compensated executive officers (other than our principal executive officers) who were serving as executive officers at the end of the fiscal year ended December 31, 2022, and the individual for whom disclosure would have been required but for the fact that such individual was not serving as an executive officer as of December 31, 2022, were:

•	William Chou, M.D., our President and Chief Executive Officer;

•	Edgar B. (Chip) Cale, our General Counsel and former interim Chief Executive Officer;

•	Alex Fotopoulos, our Chief Technical Officer;

•	Simona King, our Chief Financial Officer;

•	Bruce Goldsmith, Ph.D., our former President and Chief Executive Officer; and,

•	Monika (Maria) Toernsen, our former Chief Commercial Officer.

We refer to these individuals as our “named executive officers”.

24

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our named executive officers during the years ended December 31, 2022 and 2021:

		Salary		Bonus		Non-Equity Incentive Plan Compensation	Option Awards	Restricted Stock Units	All Other Compensation		Total
Name and principal position	Year	($)		($)		($) (7)	($) (8)	($) (9)	($)		($)
William Chou, M.D.	2022	111,538	(1)	200,000	(6)	72,000	900,663	-	11,887	(10)	1,296,088
President and Chief Executive Officer
Edgar B. (Chip) Cale	2022	508,125	(2)	-		149,351	682,911	66,500	16,882	(11)	1,423,769
General Counsel and Former Interim Chief Executive Officer	2021	390,000		-		130,650	2,924,833	-	18,450	(12)	3,463,933
Alex Fotopoulos	2022	463,479		-		176,878	914,648	66,500	13,611	(13)	1,635,117
Chief Technical Officer	2021	413,750		-		151,019	1,796,934	741,000	18,664	(14)	3,121,367
Simona King	2022	454,797		-		162,000	829,183	131,750	16,115	(15)	1,593,845
Chief Financial Officer	2021	151,370	(3)	-		144,500	3,234,798	-	2,055	(16)	3,532,723
Bruce Goldsmith, Ph.D.	2022	297,685	(4)	-		-	1,004,126	-	1,329,059	(17)	2,630,870
Former President and Chief Executive Officer	2021	550,000		-		242,000	4,480,759	-	15,625	(18)	5,288,384
Monika (Maria) Toernsen	2022	439,303		-		-	527,539	-	659,650	(19)	1,626,492
Former Chief Commercial Officer	2021	192,123	(5)	50,000		144,500	2,027,525	260,800	4,548	(20)	2,679,496

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1)	Dr. Chou’s employment with us commenced on October 10, 2022. The salary reported reflects the portion of Dr. Chou’s 2022 annual salary of $580,000 earned during 2022 from the commencement of his employment through December 31, 2022.
2)	Mr. Cale’s salary reflects his base salary of $403,650 and includes additional compensation received for services provided as our Interim Chief Executive Officer in 2022.
3)	Ms. King’s employment with us commenced on August 23, 2021. The salary reported reflects the pro rata portion of Ms. King’s 2021 annual salary of $425,000 earned during 2021 from commencement of her employment through December 31, 2021.
4)	Dr. Goldsmith’s employment with us ended on May 31, 2022. The salary reported reflects the portion of Dr. Goldsmith’s 2022 annual salary of $566,500 earned during 2022 from January 1st, 2022 through May 31, 2022.
5)	Ms. Toernsen’s employment with us commenced on July 19, 2021. The salary reported reflects the portion of Ms. Toernsen’s 2021 annual salary of $425,000 earned during 2021 from commencement of her employment through December 31, 2021.
6)	The amount reflects a sign-on bonus granted to Dr. Chou in 2022 to compensate for his foregone bonus from his previous employer.
7)	For additional information regarding the non-equity incentive plan compensation, see the section entitled "Non-Equity Incentive Plan Compensation."
8)	Represents the grant date fair value of options awarded during the applicable year as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Options Award column are set forth in Note 12 to our financial statements included with our 2022 Annual Report under Form-10k. Note that the amounts reported in this column reflect the aggregate accounting cost, under generally accepted accounting principles, for these awards and do not necessarily correspond to the actual economic value that may be received by each named executive officer from the options.
9)	Represents the grant date fair value of restricted stock units awarded during the applicable year as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units reported in the Restricted Stock Units column are set forth in Note 12 to our 2022 financial statements included with our 2022 Annual Report under Form 10-k. Note that the amounts reported in this column reflect the aggregate accounting cost, under generally accepted accounting principles, for these awards and do not necessarily correspond to the actual economic value that may be received by each named executive officer from the restricted stock units.
10)	Represents a $4,325 matching contribution under our 401(k) Plan, $62 in cellphone allowances and $7,500 for reimbursement of legal expenses incurred and reimbursed to Dr. Chou in connection with the review of his employment agreement.
11)	Represents a $15,250 matching contribution under our 401(k) Plan, $800 in cellphone allowances and $832 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan.
12)	Represents a $14,500 matching contribution under our 401(k) Plan, $900 in cellphone allowances and $3,050 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan
13)	Represents a $11,949 matching contribution under our 401(k) Plan, $830 in cellphone allowances and $832 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan
14)	Represents a $13,817 matching contribution under our 401(k) Plan, $1,378 in cellphone allowances and $3,469 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan
15)	Represents a $15,250 matching contribution under our 401(k) Plan, and $865 in cellphone allowances.
16)	Represents a $1,645 matching contribution under our 401(k) Plan, and $410 in cellphone allowances.
17)	Represents a $150,000 of compensation provided for advisory services under the Goldsmith Transition and Separation Agreement (as defined below), $773,932 paid in connection with the Goldsmith Transition and Separation Agreement for salary, bonus and COBRA premiums, $388,895 of compensation computed in accordance with FASB ASC Topic 718 for the acceleration and extension of period to exercise for certain stock option awards, $15,250 matching contribution under our 401(k) Plan, $150 in cellphone allowances and $832 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan.
18)	Represents a $14,500 matching contribution under our 401(k) Plan and $1,125 in cellphone allowances.
19)	Represents $636,563 accrued in connection with the Toernsen Transition and Separation Agreement (as defined below) for salary, bonus, and COBRA premiums, $6,180 of compensation computed in accordance with FASB ASC Topic 718 for the extension of period to exercise for certain stock option awards, $15,250 matching contribution under our 401(k) Plan, $825 in cellphone allowances and $832 in discounts provided for purchases of the Company’s common stock under our 2020 Employee Stock Purchase Plan.
20)	Represents a $3,923 matching contribution under our 401(k) Plan, and $625 in cellphone allowances.

26

Non-Equity Incentive Plan Compensation

Annual bonuses for our executive officers are based on the achievement of individual performance objectives and corporate objectives established by our Board of Directors that are based on goals related to research and development, regulatory, financial and other general corporate goals. The 2022 target bonus amounts, expressed as a percentage of annual base salary, for our named executive officers were 55% for Dr. Chou, 40% for Mr. Cale, 40% for Mr. Fotopoulos, 40% for Ms. King, 55% for Dr. Goldsmith, and 40% for Ms. Toernsen. In February 2023, based on the achievement of these corporate and personal performance objectives, our Board of Directors determined to award bonuses as reflected in the table above to our continuing officers.

2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and restricted stock units held as of December 31, 2022. Awards to date have been granted under our 2018 Equity Incentive Plan (2018 EIP), 2020 Equity Incentive Plan (2020 EIP) and 2021 Equity Inducement Plan (2021 EIP).

27

	Option Awards								Stock Awards
					Securities underlying	Securities underlying	Option			Number of shares or restricted		Market value of shares or restricted stock
				Vesting	unexercised	unexercised	exercise	Option		stock units		units
	Grant	Equity		Commencement	options	options	price	expiration	Grant	that have not		that have
Name	date	Plan		date	exercisable	unexercisable	($)	date	date	vested (#)		not vested ($)
William Chou, M.D.	10/10/2022	2020 EIP	(1)	10/10/2022	-	219,500	1.32	10/10/2032
	10/10/2022	2021 EIP	(1)	10/10/2022	-	665,500	1.32	10/10/2032
Edgar B. (Chip) Cale	10/23/2019	2018 EIP	(2)	9/23/2019	274,254	-	8.07	10/22/2029
	2/27/2020	2020 EIP	(3)	2/27/2020	70,642	29,089	18.00	2/26/2030
	2/16/2021	2020 EIP	(4)	2/15/2021	78,373	92,624	21.85	2/16/2031
	2/10/2022	2020 EIP	(5)	2/10/2022	22,083	83,917	4.52	2/10/2032
	5/31/2022	2020 EIP	(6)	5/31/2022	58,333	41,667	1.80	5/30/2032
	6/13/2022	2020 EIP	(7)	6/13/2022	17,666	88,334	2.29	6/13/2032
		2020 EIP							11/10/2022	50,000	(18)	69,000
Alex Fotopoulos	10/23/2019	2018 EIP	(8)	7/22/2019	310,821	-	8.07	10/23/2029
	1/15/2020	2018 EIP	(9)	12/17/2019	54,850	-	10.99	1/15/2030
	2/27/2020	2020 EIP	(3)	2/27/2020	52,636	21,675	18.00	2/26/2030
	2/16/2021	2020 EIP	(4)	2/15/2021	48,125	56,875	21.85	2/16/2031
		2020 EIP							5/17/2021	37,500	(19)	51,750
	2/10/2022	2020 EIP	(5)	2/10/2022	34,145	129,755	4.52	2/10/2032
	6/13/2022	2020 EIP	(7)	6/13/2022	33,333	166,667	2.29	6/13/2032
		2020 EIP							11/10/2022	50,000	(18)	69,000
Simona King	8/23/2021	2021 EIP	(10)	8/23/2021	120,000	240,000	11.43	8/22/2031
	2/10/2022	2020 EIP	(5)	2/10/2022	33,125	125,875	4.52	2/11/2032
		2020 EIP							4/18/2022	25,000	(20)	34,500
	6/13/2022	2020 EIP	(7)	6/13/2022	26,500	132,500	2.29	6/13/2032
		2020 EIP							11/10/2022	50,000	(18)	69,000
Bruce Goldsmith, Ph.D.	1/28/2020	2018 EIP	(11)	1/28/2020	1,919,782	-	10.99	9/1/2023
	2/16/2021	2020 EIP	(12)	2/16/2021	229,250	-	21.85	9/1/2023
	2/10/2022	2020 EIP	(13)	2/10/2022	250,000	-	4.52	9/1/2032
	5/27/2022	2020 EIP	(14)	5/27/2022	100,000	-	1.86	5/26/2032
Monika (Maria) Toernsen	7/19/2021	2021 EIP	(15)	7/19/2021	70,833	-	13.04	12/31/2023	7/19/2021	15,000	(21)	20,700
	2/10/2022	2020 EIP	(16)	2/10/2022	21,041	-	4.52	12/31/2023
	6/13/2022	2020 EIP	(17)	6/13/2022	16,833	-	2.29	12/31/2023

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1)	The option vests as to 25% of the total shares on October 10, 2023 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on October 10, 2026, subject to the reporting person’s provision of service to the Company on each vesting date.

2)	The options vests as to 25% of the total shares on September 23, 2020 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on September 23, 2023, subject to the reporting person’s provision of service to the Company on each vesting date. The option provides for an early-exercise provision and is exercisable as to unvested shares, subject to the Company’s right of repurchase.

3)	The option vests as to 25% of the total shares on February 27, 2021 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on February 27, 2024, subject to the reporting person’s provision of service to the Company on each vesting date.

4)	The option vests as to 25% of the total shares on February 15, 2022 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on February 15, 2025, subject to the reporting person’s provision of service to the Company on each vesting date.

5)	The option vests 2.0833% of the total shares on March 10, 2022, and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on February 10, 2026, subject to the reporting person’s provision of service to the Company on each vesting date.

6)	The option vests 8.3333% of the total shares on June 30, 2022, and then 8.3333% of the total shares vest monthly thereafter, with 100% of the total shares vested on May 31, 2023, subject to the reporting person’s provision of service to the Company on each vesting date. The option was provided in connection with Mr. Cale’s appointment to interim Chief Executive Officer.

7)	The option vests 2.7778% of the total shares on July 13, 2022, and then 2.7778% of the total shares vest monthly thereafter, with 100% of the total shares vested on June 13, 2025, subject to the reporting person’s provision of service to the Company on each vesting date.

8)	The options vests as to 25% of the total shares on July 22, 2020 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on July 22, 2023, subject to the reporting person’s provision of service to the Company on each vesting date. The option provides for an early-exercise provision and is exercisable as to unvested shares, subject to the Company’s right of repurchase.

9)	The option vests as to 25% of the total shares on December 17, 2020 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on December 17, 2023, subject to the reporting person’s provision of service to the Company on each vesting date. The option provides for an early-exercise provision and is exercisable as to unvested shares, subject to the Company’s right of repurchase.

10)	The options vests as to 25% of the total shares on August 23, 2022 and then 2.0833% of the total shares vest monthly thereafter, with 100% of the total shares vested on August 23, 2025, subject to the reporting person’s provision of service to the Company on each vesting date.

11)	Under the original terms of the option agreement, the option vested as to 25% of the total shares on January 28, 2021 and then 2.0833% of the total shares vested monthly thereafter, with 100% of the total shares to become vested on January 28, 2024. In connection with the Goldsmith Transition and Separation Agreement, all unvested options subject to this option were accelerated as of September 1, 2022. In addition, the separation agreement extended the deadline to exercise the unexercised vested shares to September 1, 2023.

12)	Under the original terms of the option agreement, the option vested as to 25% of the total shares on February 15, 2022 and then 2.0833% of the total shares vested monthly thereafter, with 100% of the total shares to become vested on February 15, 2025. In connection with the Goldsmith Transition and Separation Agreement, all unvested options subject to this option were accelerated as of September 1, 2022. In addition, the separation agreement extended the deadline to exercise the unexercised vested shares to September 1, 2023.

13)	Under the original terms of the option agreement, the option vested 2.0833% of the total shares on March 10, 2022, and then 2.0833% of the total shares vested monthly thereafter, with 100% of the total shares vested on February 10, 2026. In connection with the Goldsmith Transition and Separation Agreement, all unvested options subject to this option were accelerated as of September 1, 2022. In addition, the Goldsmith Transition and Separation agreement extended the deadline to exercise the unexercised vested shares to September 1, 2032.

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14)	The option was granted as part of the Goldsmith Transition and Separation Agreement as payment to remain an advisor to the company for an agreed period of time. The option vested 100% as of September 1, 2022, as Dr. Goldsmith completed the term as advisor to the company. The vested shares shall be exercisable until May 26, 2032.

15)	Under the original terms of the option agreement, the option vested as to 25% of the total shares on July 19, 2022 and then 2.0833% of the total shares vested monthly thereafter, with 100% of the total shares to become vested on July 19, 2025. In connection with the Toernsen Transition and Separation agreement, the deadline to exercise the unexercised vested shares was extended beyond her final date of employment to December 31, 2023.

16)	Under the original terms of the option agreement, the option vested 2.0833% of the total shares, on March 10, 2022 and then 2.0833% of the total shares vested monthly thereafter, with 100% of the total shares vested on February 10, 2026. In connection with the Toernsen Transition and Separation Agreement, the deadline to exercise the unexercised vested shares was extended to December 31, 2023.

17)	Under the original terms of the option agreement, the option vested 2.7778% of the total shares on July 13, 2022, and then 2.7778% of the total shares vested monthly thereafter, with 100% of the total shares vested on June 13, 2025. In connection with the Toernsen Transition and Separation Agreement, the deadline to exercise the unexercised vested shares was extended to December 31, 2023.

18)	Represents restricted stock units, which 100% vests on December 31, 2023.

19)	Represents restricted stock units, which 25% vests on June 15, 2022 and an additional 25% vesting annually thereafter, with 100% of the total shares vested on June 15, 2025.

20)	Represents restricted stock units, which 25% vests on April 18, 2023 and an additional 25% vesting annually thereafter, with 100% of the total shares vested on April 18, 2026. Mr. Fotopoulos vested in 12,500 restricted stock units during the year ended December 31, 2022.

21)	Under the original terms of the restricted stock unit agreement, the restricted stock units 25% vested on September 15, 2022 and an additional 25% vesting annually thereafter, with 100% of the total shares vested on September 15, 2025. In connection with the Toernsen Transition and Separation Agreement, only the first 25% of her restricted stock units vested prior to December 31, 2022, and the remaining restricted stock units were forfeited.

Employment Agreements

We have entered into employment agreements with certain senior management personnel, including our named executive officers. Each of these agreements provides for at-will employment and includes each officer’s base salary, a discretionary annual incentive bonus opportunity that may be based on individual and company performance and standard employee benefit plan participation. These agreements also provide for severance benefits upon termination of employment or a change in control of our company.

William Chou, M.D.

Effective as of October 10, 2022, William Chou, M.D. was appointed as our Chief Executive Officer and a member of our Board of Directors. Dr. Chou’s employment agreement provides for at-will employment and included his initial base salary, discretionary annual incentive bonus opportunity, certain initial equity incentive awards and standard employee benefit plan participation. The details of Dr. Chou’s compensation for the year ended 2022 is included above in the Summary Compensation Table.

Pursuant to the terms of his employment agreement, in the event Dr. Chou is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), Dr. Chou will, subject to his execution and non-revocation of a release of claims, be entitled to a lump-sum cash amount equal to (i) 12 months of his base salary; (ii) 100% of his annual target bonus for the year in which such termination occurs; and (iii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 12 months.

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In the event Dr. Chou is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), within two months prior to, or 12 months following, a “change in control”, then in lieu of the foregoing and subject to his execution and non-revocation of a release of claims, Dr. Chou would be entitled to a lump-sum cash amount equal to (i)18 months of his base salary at that time; (ii) 150% his annual target bonus for the year in which such termination occurs; and (iii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 18 months. In addition, in the event that a successor company does not assume or substitute equity awards held by Dr. Chou in connection with a “change in control”, or Dr. Chou experiences a qualifying termination as described above within two months prior to, or 12 months following a “change in control” (as defined in his employment agreement), Dr. Chou's then-outstanding equity awards will become fully vested and exercisable, as applicable, and forfeiture restrictions thereon will lapse. Unless otherwise set forth in an applicable grant agreement, any performance conditions applicable to such equity awards will be deemed achieved at the greater of target or actual performance.

Each of the foregoing severance payments and benefits are subject to Dr. Chou’s execution of a general release of claims against us, and his compliance with certain non-competition and non-solicitation provisions set forth in his employment agreement or our standard confidentiality and inventions assignment agreement. To the extent such severance payments and benefits are payable in connection with a change in control and would result in excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then pursuant to this employment agreement, Dr. Chou would be entitled to receive (i) the full payment of such payments and benefits or (ii) such lesser amount as would result in no portion of those payments and benefits being subject to the excise tax, whichever results in the greater net after-tax position for Dr. Chou.

Edgar B. (Chip) Cale

On September 23, 2019, Edgar B. (Chip) Cale, was appointed as our General Counsel and Corporate Secretary. Effective as of the May 31, 2022, the Board also appointed Mr. Cale as Interim Chief Executive Officer and President, a role in which Mr. Cale served until October 10, 2022. Mr. Cale’s employment agreement provides for at-will employment and included his initial base salary, discretionary annual incentive bonus opportunity, certain initial equity incentive awards and standard employee benefit plan participation. The details of Mr. Cale’s compensation for the years ended 2022 and 2021 are included above in the Summary Compensation Table.

Pursuant to the terms of his employment agreement, in the event Mr. Cale is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), Mr. Cale will, subject to his execution and non-revocation of a release of claims, be entitled to a lump-sum cash amount equal to (i) 12 months of his base salary (ii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 12 months.

In the event Mr. Cale is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), within two months prior to, or 12 months following, a “change in control”, then in lieu of the foregoing and subject to his execution and non-revocation of a release of claims, Mr. Cale would be entitled to a lump-sum cash amount equal to (i) 12 months of his base salary; (ii) 100% his annual target bonus for the year in which such termination occurs; and (iii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 12 months. In addition, in the event that a successor company does not assume or substitute equity awards held by Mr. Cale in connection with a “change in control”, or Mr. Cale experiences a qualifying termination as described above within two months prior to, or 12 months following a “change in control” (as defined in his employment agreement), Mr. Cale's then-outstanding equity awards will become fully vested and exercisable, as applicable, and forfeiture restrictions thereon will lapse. Unless otherwise set forth in an applicable grant agreement, any performance conditions applicable to such equity awards will be deemed achieved at the greater of target or actual performance.

Each of the foregoing severance payments and benefits are subject to Mr. Cale’s execution of a general release of claims against us, and his compliance with certain non-competition and non-solicitation provisions set forth in his employment agreement or our standard confidentiality and inventions assignment agreement. To the extent such severance payments and benefits are payable in connection with a change in control and would result in excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then pursuant to this employment agreement, Mr. Cale would be entitled to receive (i) the full payment of such payments and benefits or (ii) such lesser amount as would result in no portion of those payments and benefits being subject to the excise tax, whichever results in the greater net after-tax position for Mr. Cale.

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Alexandros Fotopoulos

Effective as of July 22, 2019, Alexandros Fotopoulos was appointed as our Chief Technical Officer. Mr. Fotopoulos’ employment agreement provides for at-will employment and included his initial base salary, discretionary annual incentive bonus opportunity, certain initial equity incentive awards and standard employee benefit plan participation. The details of Mr. Fotopoulos’ compensation for the years ended 2022 and 2021 are included above in the Summary Compensation Table.

Pursuant to the terms of his employment agreement, in the event Mr. Fotopoulos is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), Mr. Fotopoulos will, subject to his execution and non-revocation of a release of claims, be entitled to a lump-sum cash amount equal to (i) 12 months of his base salary; (ii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 12 months.

In the event Mr. Fotopoulos is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement), within two months prior to, or 12 months following, a “change in control”, then in lieu of the foregoing and subject to his execution and non-revocation of a release of claims, Mr. Fotopoulos would be entitled to a lump-sum cash amount equal to (i) 12 months of his base salary; (ii) 100% his annual target bonus for the year in which such termination occurs; and (iii) the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the date of his termination for 12 months. In addition, in the event that a successor company does not assume or substitute equity awards held by Mr. Fotopoulos in connection with a “change in control”, or Mr. Fotopoulos experiences a qualifying termination as described above within two months prior to, or 12 months following a “change in control” (as defined in his employment agreement), Mr. Fotopoulos’ then-outstanding equity awards will become fully vested and exercisable, as applicable, and forfeiture restrictions thereon will lapse. Unless otherwise set forth in an applicable grant agreement, any performance conditions applicable to such equity awards will be deemed achieved at the greater of target or actual performance.

Each of the foregoing severance payments and benefits are subject to Mr. Fotopoulos’ execution of a general release of claims against us, and his compliance with certain non-competition and non-solicitation provisions set forth in his employment agreement or our standard confidentiality and inventions assignment agreement. To the extent such severance payments and benefits are payable in connection with a change in control and would result in excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then pursuant to this employment agreement, Mr. Fotopoulos would be entitled to receive (i) the full payment of such payments and benefits or (ii) such lesser amount as would result in no portion of those payments and benefits being subject to the excise tax, whichever results in the greater net after-tax position for Mr. Fotopoulos.

Simona King

Effective as of August 23, 2021, Simona King, was appointed as our Chief Financial Officer. Ms. King’s employment agreement provides for at-will employment and included her initial base salary, discretionary annual incentive bonus opportunity, certain initial equity incentive awards and standard employee benefit plan participation. The details of Ms. King’s compensation for the years ended 2022 and 2021 are included above in the Summary Compensation Table.

Pursuant to the terms of her employment agreement, in the event Ms. King is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement), Ms. King will, subject to her execution and non-revocation of a release of claims, be entitled to a lump-sum cash amount equal to (i) 12 months of her base salary; (ii) the amount of COBRA premiums she would be required to pay to maintain group healthcare coverage as in effect on the date of her termination for 12 months.

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In the event Ms. King is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement), within two months prior to, or 12 months following, a “change in control”, then in lieu of the foregoing and subject to her execution and non-revocation of a release of claims, Ms. King will be entitled to a lump-sum cash amount equal to (i) 12 months of her base salary; (ii) 100% her annual target bonus for the year in which such termination occurs; and (iii) the amount of COBRA premiums she would be required to pay to maintain group healthcare coverage as in effect on the date of her termination for 12 months. In addition, in the event that a successor company does not assume or substitute equity awards held by Ms. King in connection with a “change in control”, or Ms. King experiences a qualifying termination as described above within two months prior to, or 12 months following a “change in control” (as defined in her employment agreement), Ms. King’s then-outstanding equity awards will become fully vested and exercisable, as applicable, and forfeiture restrictions thereon will lapse. Unless otherwise set forth in an applicable grant agreement, any performance conditions applicable to such equity awards will be deemed achieved at the greater of target or actual performance.

Each of the foregoing severance payments and benefits are subject to Ms. King’s execution of a general release of claims against us, and her compliance with certain non-competition and non-solicitation provisions set forth in her employment agreement or our standard confidentiality and inventions assignment agreement. To the extent such severance payments and benefits are payable in connection with a change in control and would result in excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then pursuant to this employment agreement, Ms. King would be entitled to receive (i) the full payment of such payments and benefits or (ii) such lesser amount as would result in no portion of those payments and benefits being subject to the excise tax, whichever results in the greater net after-tax position for Ms. King.

Bruce Goldsmith, Ph.D.

Dr. Goldsmith’s separation from the Company was effective as of May 31, 2022. Pursuant to the terms of his Transition and Separation Agreement, dated May 27, 2022 (the “Goldsmith Transition and Separation Agreement), Dr. Goldsmith was provided (i) a lump sum payment of $566,500, equal to his annual salary for 2022; (ii) a lump-sum payment equal to $207,432, representing the pro rata portion of his 2022 target bonus; (iii) a lump sum of $31,135.25, which was equal to 12 months of the monthly COBRA premium required to pay to continue his group health coverage; and (iv) continued vesting in his then outstanding Company option awards through the Transition Term (as further defined below); and, (v) accelerated vesting of his then-unvested shares subject to his Company stock options were accelerated to the twenty-four (24) month anniversary of the last day of the Transition Term. In addition: (i) the deadline to exercise his unexercised vested shares subject to the Stock Option Agreement that was entered into with the Company on February 10, 2022 was extended to February 9, 2032; and (ii) the deadline to exercise the unexercised vested shares subject to the Stock Option Agreement that he entered into with the Company on January 28, 2020 and February 16, 2021 was extended to the twelve month anniversary of the last day of the Transition Term.

The Company engaged Dr. Goldsmith as a Board Advisor, with an effective date of May 31, 2022, until September 1, 2022 (the “Transition Term”). Pursuant to the terms of his Advisory agreement, dated May 27, 2022, Dr. Goldsmith was provided: (i) a monthly advisory fee equal to $50,000 through the Transition Term and (ii) an option (the “New Option”) to purchase 100,000 shares of common stock under the Company’s 2020 EIP at a strike price equal to the fair market value per share as determined by the Board on May 27, 2022, the date on which the Advisory Agreement was signed by both parties. The New Option became fully vested as of September 1, 2022 and the vested shares subject to the New Option shall be exercisable until May 26, 2032. In exchange for these termination benefits, Dr. Goldsmith executed a general release of claims against us and agreed to comply with certain non-competition and non-solicitation provisions set forth in the Separation Agreement and our standard confidentiality and inventions assignment agreement.

Monika (Maria) Toernsen

Ms. Toernsen’s separation from the Company was effective as of December 31st, 2022. Pursuant to the terms of her Transition and Separation Agreement, dated November 17, 2022 (the “Toernsen Transition and Separation Agreement), Ms. Toernsen was provided (i) a lump-sum payment equal to 12 months of her base salary in 2022; (ii) a lump-sum payment equal to $158,355, representing her target bonus for the 2022 calendar year after applying a 90% multiplier reflecting both Company and individual performance; (iii) a lump sum of $ 12,110, which was equal to 12 months of the monthly COBRA premium required to pay to continue her group health coverage; and (iv) the Company agreed to extend her post-employment deadline to exercise any unexercised vested options to purchase shares of the Company’s common stock to the twelve (12) month anniversary of December 31, 2022.

In exchange for these termination benefits, Ms. Toernsen executed a general release of claims against us and agreed to comply with certain non-competition and non-solicitation provisions set forth in her separation agreement and our standard confidentiality and inventions assignment agreement.

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EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of Securities to be issued upon vesting and settlement of outstanding restricted stock units	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	9,800,557	(1)	$9.50	1,229,166	5,000,124	(2)
Equity compensation plans not approved by security holders (3)	1,610,833	(4)	5.97	0	384,167	(5)
Total	11,411,390		$9.01	1,229,166	5,384,291

1)	Includes outstanding awards under our 2018 EIP and our 2020 EIP. Excludes purchase rights accruing under our 2020 Employee Stock Purchase Plan (2020 ESPP).
2)	Represents (i) no shares available for future issuance under 2018 EIP, (ii) 3,880,210 shares available for issuance under our 2020 EIP, and (iii) 1,119,914 shares available for issuance under our 2020 ESPP. There are no shares of common stock available for issuance under our 2018 EIP, but the plan continues to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2018 EIP that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under our 2020 EIP. In addition, the 2020 EIP provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 5.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (b) an amount as approved by the board each year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2020 Plan increased by 2,730,735 on January 1, 2023. Also, the 2020 ESPP provides for an automatic annual increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 1.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (2) a lesser amount as approved by the Board each year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2020 ESPP increased by 546,147 shares on January 1, 2023.
3)	Includes outstanding awards under our 2021 EIP.
4)	Reflects outstanding options under our 2021 EIP.
5)	Reflects shares of common stock that remain available for grant under our 2021 EIP.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under the headings “Executive Compensation” and “Proposal No. 1 – Election of Directors – Director Compensation,” respectively, below we describe the transactions to which we were a party since January 1, 2021, in which the amount involved exceeded the lesser of $120,000 and 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years and in which our directors, executive officers, former directors, former executive officers, director nominees and holders of more than 5% of our common stock, or other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, had a direct or indirect material interest.

Relationships with an Immediate Family Member of our Former Chief Operating Officer

In November 2018, we entered into a consulting agreement with Chris Quigley, the spouse of Jill Quigley, our former Chief Operating Officer, to provide financial consulting services. In accordance with this agreement as compensation for services provided, we paid Mr. Quigley approximately $121,000 in 2019. In January 2020, we hired Mr. Quigley as Senior Director of Finance. In 2020, he received a new hire option grant to purchase 36,566 shares of common stock at an exercise price of $11.00. In 2021, he received an annual employee option grant to purchase 10,500 shares of common stock at an exercise price of $21.85. His annual base salary for both 2020 and 2021 was less than $225,000, consistent with the compensation paid to employees in similar positions. On January 3, 2022, Mr. Quigley terminated his employment with the Company.

Policies and Procedures for Related-Party Transactions

Our Board of Directors has adopted a written related person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

The Bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Passage Bio, Inc., One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, Pennsylvania 19103.

To be timely for our company’s annual meeting of stockholders to be held in 2024 (2024 Annual Meeting), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on January 25, 2024 and not later than 5:00 p.m. Eastern Time on February 25, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and the Bylaws. However, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2023 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 Annual Meeting must be received by us not later than December 16, 2023 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and the Bylaws.

Available Information

The Annual Report on Form 10-K is also available at https://investors.passagebio.com/financials-and-filings/sec-filings.

“Householding” – Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials, you may write our Corporate Secretary at Passage Bio, Inc., One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, Pennsylvania 19103, Attn: Corporate Secretary, submit a request on our website at https://investors.passagebio.com/investor-resources/investor-contact or contact Edgar Cale at (267) 866-0311.

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Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

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APPENDIX A

Proposed Amended and Restated Certificate of Incorporation

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PASSAGE BIO, INC.

RESTATED CERTIFICATE OF INCORPORATION

Passage BIO, Inc., a Delaware corporation, hereby certifies as follows:

1. The name of the corporation is “Passage BIO, Inc.” The date of the filing of its original Certificate of Incorporation with the Secretary of State was July 26, 2017.

2. The Restated Certificate of Incorporation of the corporation attached hereto as Exhibit “A”, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of the corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: [ ], 2023	PASSAGE BIO, INC.

	By:	/s/ William Chou, M.D.
Name: William Chou, M.D.
Title: President and Chief Executive Officer

EXHIBIT “A”

PASSAGE BIO, INC.

RESTATED CERTIFICATE OF INCORPORATION

Article I: NAME

The name of the corporation is Passage BIO, Inc. (the “Corporation”).

Article II: AGENT FOR SERVICE OF PROCESS

The address of the Corporation’s registered office in the State of Delaware is 1209 North Orange Street, Wilmington, Delaware 19801 in the County of New Castle. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

Article III: PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

Article IV: AUTHORIZED STOCK

1.                   Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is 310,000,000 shares, consisting of two classes: 300,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

2.                   Designation of Additional Series.

2.1              The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and, except where otherwise provided in the applicable Certificate of Designation, to thereafter increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation; provided, however, that if two-thirds of the Whole Board (as defined below) has approved such increase or decrease of the number of authorized shares of Preferred Stock, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock (unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation), shall be required to effect such increase or decrease. For purposes of this Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including pursuant the terms of any Certificate of Designation designating a series of Preferred Stock, this “Certificate of Incorporation”), the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

2.2              Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, any series of Preferred Stock or any future class or series of capital stock of the Corporation.

2.3              Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation.

Article V: AMENDMENT OF BYLAWS

The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws; provided further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by the Board and submitted to the stockholders for adoption thereby, if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.

Article VI: MATTERS RELATING TO THE BOARD OF DIRECTORS

1.                   Director Powers. Except as otherwise provided by the General Corporation Law or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

2.                   Number of Directors. Subject to the special rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.

3.                   Classified Board. Subject to the special rights of the holders of one or more series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office to the Classified Board. The number of directors in each class shall be as nearly equal as is practicable. At each annual meeting of stockholders, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.

4.                   Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board shall shorten the term of any director.

5.                   Board Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

6.                   Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.

7.                   Preferred Directors. If and for so long as the holders of any series of Preferred Stock have the special right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

Article VII: DIRECTOR AND OFFICER LIABILITY

1.                   Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director of the Corporation or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

2.                   Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

Article VIII: MATTERS RELATING TO STOCKHOLDERS

1.                   No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.

2.                   Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws), the President, or the Board acting pursuant to a resolution adopted by a majority of the Whole Board and may not be called by the stockholders or any other person or persons.

3.                   Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

Article IX: CHOICE OF FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

Article X: AMENDMENT OF CERTIFICATE OF INCORPORATION

If any provision of this Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Incorporation (including without limitation, all portions of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal any provision of this Certificate of Incorporation; provided, further, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law of by this Certificate of Incorporation), shall be required to amend or repeal such provisions of this Certificate of Incorporation.

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VIEW MATERIALS &VOTE > PASSAGE RIO, INC. ONE COMMERCE SQUARE 2005 MARKET STREET PHILADELPHIA, PA 19103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the OR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PASG2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it as soon as possible before the Annual Meeting in the postage-paid envelope we have provided or return it to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V08901-P92183 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at wwwproxyvote.com. VOS902-P92183 PASSAGE BIO, INC. Annual Meeting of Stockholders May 25, 2023 10:00 AM, Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) William Chou, M.D. and Simona King as proxies, each with power to act without the other and each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PASSAGE BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on May 25, 2023, virtually at www.virtualshareholdermeeting.com/PASG2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side